EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of OpenWorld, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof, I, Matthew Shaw, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Matthew Shaw

Matthew Shaw, Chairman, Director, and Chief Executive Officer (Principal Executive Officer)

Date: November 12 , 2026

In connection with the quarterly report of OpenWorld, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof, I, Gerard Hernandez, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerard Hernandez

Gerard Hernandez, Chief Financial Officer (Principal Financial Officer)

Date: November 12 , 2026

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to OpenWorld, Inc. and will be retained by OpenWorld, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.